UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a-12

US XPRESS ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communications relate to the proposed acquisition of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”) by Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Knight-Swift”), pursuant to the Agreement and Plan of Merger, dated as of March 20, 2023, by and among the Company, Knight-Swift and Liberty Merger Sub, Inc., a wholly owned subsidiary of Knight-Swift.

Knight-Swift Announcement to USX Employees

Headline: Hear from members of the Knight-Swift family

During a town hall with employees, Knight-Swift leadership shared a video message from other companies across their enterprise.

The news of our acquisition by Knight-Swift brought together leaders from both companies and employees across our business for a town hall last week. At that event, leadership shared a video message from people at Knight, Swift, and other companies in their portfolio, including AAA Cooper, Bar-Nunn, Abilene Motor Express, and Eleos Technologies.

Knight-Swift has a long history of retaining the separate brands and operations of the companies in its group, which all continue to serve our industry and maintain their historical locations. After the closing of the transaction with Knight-Swift later this year, U.S. Xpress will continue as a separate brand and operation to minimize disruptions for our professional drivers, shop and office employees, and customers.

View the video here. Review other information and messages about the Knight-Swift acquisition at these links:

Employee message

FAQ

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between U.S. Xpress Enterprises, Inc. and Knight-Swift Transportation Holdings Inc. In connection with the proposed transaction, U.S. Xpress Enterprises, Inc. intends to file a proxy statement with the SEC. U.S. Xpress Enterprises, Inc. may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of U.S. Xpress Enterprises, Inc. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF U.S. XPRESS ENTERPRISES, INC. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about U.S. Xpress Enterprises, Inc. and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by U.S. Xpress Enterprises, Inc. will be available free of charge on U.S. Xpress Enterprises, Inc.’s website at www.usxpress.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to U.S. Xpress Enterprises, Inc. at (833) 879-7737 or 4080 Jenkins Road, Chattanooga, TN 37421, Attention: Investor Relations.

Participants in the Solicitation

U.S. Xpress Enterprises, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Xpress Enterprises, Inc.’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Xpress Enterprises, Inc. stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in U.S. Xpress Enterprises, Inc.’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Forward Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including future financial and operating results, Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Statements in this announcement that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed transaction with U.S. Xpress Enterprises, Inc. and the associated integration plans, expected synergies and revenue opportunities, expected branding, anticipated future operating performance and results of Knight-Swift Transportation Holdings Inc., including statements regarding anticipated earnings, margins, and cash flows, anticipated future liquidity, anticipated availability of future resources, financial or otherwise, anticipated growth opportunities, anticipated fleet size, the availability of the transaction consideration, the expected management and governance of U.S. Xpress Enterprises, Inc. following the transaction and the expected timing of the closing of the proposed transaction and other transactions contemplated by the proposed transaction. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and U.S. Xpress Enterprises, Inc. stockholders’ approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Xpress Enterprises, Inc.’s business will not be integrated successfully, or that such integration may be more difficult, time-consuming or costly than expected; Knight-Swift Transportation Holdings Inc.’s financial ability to consummate the proposed transaction, and the continued availability of capital and financing for Knight-Swift Transportation Holdings Inc. following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance, supply chain conditions, gross domestic product changes and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, drivers or suppliers, including as it relates to U.S. Xpress Enterprises, Inc.’s ability to successfully renew existing customer contracts on favorable terms or at all and obtain new customers; the ability of U.S. Xpress Enterprises, Inc. to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which U.S. Xpress Enterprises, Inc. operates; the impact of new or changes in current laws, regulations or other industry standards; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of U.S. Xpress Enterprises, Inc.’s common stock; the risk of potential stockholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of U.S. Xpress Enterprises, Inc. or the combined company; general economic conditions; and other risks and uncertainties affecting Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including those described from time to time under the caption “Risk Factors” and elsewhere in Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s SEC filings and reports, including Knight-Swift Transportation Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, U.S. Xpress Enterprises, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc. caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. on their respective websites or otherwise. Neither Knight-Swift Transportation Holdings Inc. nor U.S. Xpress Enterprises, Inc. undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Transcript of Video Message to Employees

Michelle Lewis

CFO, AAA Cooper speaking:

I feel like since we’ve become part of the Knight family of companies, there’s just a renewed and a greater energy around what we are trying to accomplish.

[MUSIC]

TEXT “THE KNIGHT-SWIFT FAMILY

ACHIEVING MORE TOGETHER”

Rene Beacom

President, Barr-Nunn Transportation speaking:

I think the largest concern immediately following the announcement of the acquisition, was the reaction that we might see from our drivers, from our customers, from our non-drivers, from people that had been associated with the company or had a stake in the organization.

Jim Fitzsimmons

Executive VP of Fleet Operations, Swift Transportation speaking:

And over the years, you know I have been at Swift at that time for about 24 years. We buy a lot of companies, where when we would buy them, we would roll them right into Swift, completely destroy their identify, change their culture. Probably my biggest concern was that Swift was going to basically just become Knight.

Ricky Preito

Million Mile Driver, Swift Transportation speaking:

If our culture was going to be respectable or are they going to respect our values – are they going to change that? I also thought you know, are they going to minimize, are they going to shorten our terminals? Are we going to become smaller as a company?

Victor Ochoa

Million Mile Driver, Swift Transportation speaking:

I was expecting a lot of drastic changes that did not happen.

Alan Jones

President, Abilene Motor Express speaking:

What I heard from Knight is what I think the family wanted to occur you know the fact that Abilene would remain its own brand and would have its own identify. Where you know you kind of have the skepticism is that what you’re being told because that’s what you want to hear and is it actually going to happen. We had the autonomy to go to Knight and say, “Hey we need help with this? Could you give us advice on this?” The knowledge that we were exposed to both from … you know the financial knowledge I was able to learn from both Dave and Adam you know being involved in that – you know it took us to a whole other level.

Michelle Lewis

CFO, AAA Cooper speaking:

What was communicated to us from the Knight leadership team and the reality after the acquisition – those two things were in sync.

Jim Fitzsimmons

Executive VP of Fleet Operations, Swift Transportation speaking:

The goal was to make Swift a better Swift, and not make it Knight.

Michelle Lewis

CFO, AAA Cooper speaking:

How do we achieve greater things within our own brand and in our own way and Knight is really helping us do that.

Rene Beacom

President, Barr-Nunn Transportation speaking:

I have been with the company for 25 years, 9 of those have been post-Knight since the acquisition. And from that point that that acquire that happened, I believe it increased the potential for our future in virtually every respect.

Reid Dove

President, AAA Cooper speaking:

You know we were a primer and LTL dedicated company, well now we have truckload, we have brokerage, we have intermodal, we have warehousing, we have software, you know technology through Eleos. So we’ve got all of these different levers that we did not have within AAA Cooper and so when we go see customers, fortunately, we’re able to talk about a lot of different services that we can provide for them.

Unidentified Drivers speaking:

I noticed that we have more new trucks and more new trailers.

You know, it’s opened up other terminals for us and other shops. You know, it gives the driver more flexibility when getting his truck repaired.

Reid Dove

President, AAA Cooper speaking:

We now have more locations, so if we have a driver you know that AAA Cooper doesn’t serve - the West, for instance, so if we have drivers that need to move for whatever reason, for family reason or what have you, we, the operating companies you know we can move people within the operating companies as well, so I think that’s been a great benefit.

Rene Beacom

President, Barr-Nunn Transportation speaking:

We get the benefit of being our size company. We get the benefit of having our relationships with our customers. In many ways, we get the best of both worlds. As an independent brand, which is how we function, having our relationships with our drivers backed-up and supported by a larger, stable, very secure and capable organization.

Kevin Survance

CEO, Eleos Technologies speaking:

We love being part of the K&S family. This is a strong and powerful company with a wonderful reputation. It’s a wonderful reputation because the executives who lead the company are of good character and they’re known for that I believe in the industry. There is a high level of trust and credibility there and we are very, very happy to have our brand, our company and our team to be a part of that.

Jim Fitzsimmons

Executive VP of Fleet Operations, Swift Transportation speaking:

Prior to the merger, we obviously always cared about the driver, but after the merger, that was clearly the #1 goal like was to take care of the driver, and then the rest would fall into place.

Unidentified Driver speaking:

The, our facilities you know and everything has continued to improve and it looks very successful.

Michelle Lewis

CFO, AAA Cooper speaking:

From my perspective, the experience of joining the Knight family of companies has been nothing but extraordinary. I found that we really became part of, at least from my view, really became part of a collaborative team. There were significant bench strengths in all areas of our company that we could rely upon, call upon, when needed. That’s proven to be very helpful to our entire team.

Kevin Survance

CEO, Eleos Technologies speaking:

The leadership at Knight-Swift has done everything they said that would do before the deal and I know that’s not common.

Rene Beacom

President, Barr-Nunn Transportation speaking:

Everyone we met portrayed a certain culture. I think a certain integrity and a certain respect for people – that’s what we saw. Nine years later, that’s still there. Even though some of the people are different, some of the relationships are different, that’s still there.

Alan Jones

President, Abilene Motor Express speaking:

The willingness to always be available – from the top of the organization down to – you know, how many levels you want to go down …

Jim Fitzsimmons

Executive VP of Fleet Operations, Swift Transportation speaking:

The style of leadership – it’s a very common sense, down-to-earth, common sense approach on just about everything.

Alan Jones

President, Abilene Motor Express speaking:

Sometimes I feel like I’m more of a family with the Knight family than I am with the previous ownership of my own family.

Unidentified Driver speaking:

It really is a family here. I lost my son two years ago, and everybody from Cory Webster – I even got a text message from Dave Jackson giving us his condolences. That goes a long way with me.

Reid Dove

President, AAA Cooper speaking:

Being a part of the Knight organization has allowed us to continue that long-standing tradition in our company.

Ricky Preito

Million Mile Driver, Swift Transportation speaking:

At the beginning, I was very skeptical, right now I’m very at ease to tell you that I am proud to continue to work with this Knight-Swift company.

[CLOSING MUSIC AND COMPANY CREDITS]

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between U.S. Xpress Enterprises, Inc. and Knight-Swift Transportation Holdings Inc. In connection with the proposed transaction, U.S. Xpress Enterprises, Inc. intends to file a proxy statement with the SEC. U.S. Xpress Enterprises, Inc. may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of U.S. Xpress Enterprises, Inc. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF U.S. XPRESS ENTERPRISES, INC. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about U.S. Xpress Enterprises, Inc. and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by U.S. Xpress Enterprises, Inc. will be available free of charge on U.S. Xpress Enterprises, Inc.’s website at www.usxpress.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to U.S. Xpress Enterprises, Inc. at (833) 879-7737 or 4080 Jenkins Road, Chattanooga, TN 37421, Attention: Investor Relations.

Participants in the Solicitation

U.S. Xpress Enterprises, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Xpress Enterprises, Inc.’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Xpress Enterprises, Inc. stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in U.S. Xpress Enterprises, Inc.’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Forward Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including future financial and operating results, Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Statements in this announcement that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed transaction with U.S. Xpress Enterprises, Inc. and the associated integration plans, expected synergies and revenue opportunities, expected branding, anticipated future operating performance and results of Knight-Swift Transportation Holdings Inc., including statements regarding anticipated earnings, margins, and cash flows, anticipated future liquidity, anticipated availability of future resources, financial or otherwise, anticipated growth opportunities, anticipated fleet size, the availability of the transaction consideration, the expected management and governance of U.S. Xpress Enterprises, Inc. following the transaction and the expected timing of the closing of the proposed transaction and other transactions contemplated by the proposed transaction. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Knight-Swift Transportation Holdings Inc.’s or U.S. Xpress Enterprises, Inc.’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and U.S. Xpress Enterprises, Inc. stockholders’ approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Xpress Enterprises, Inc.’s business will not be integrated successfully, or that such integration may be more difficult, time-consuming or costly than expected; Knight-Swift Transportation Holdings Inc.’s financial ability to consummate the proposed transaction, and the continued availability of capital and financing for Knight-Swift Transportation Holdings Inc. following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance, supply chain conditions, gross domestic product changes and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, drivers or suppliers, including as it relates to U.S. Xpress Enterprises, Inc.’s ability to successfully renew existing customer contracts on favorable terms or at all and obtain new customers; the ability of U.S. Xpress Enterprises, Inc. to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which U.S. Xpress Enterprises, Inc. operates; the impact of new or changes in current laws, regulations or other industry standards; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of U.S. Xpress Enterprises, Inc.’s common stock; the risk of potential stockholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of U.S. Xpress Enterprises, Inc. or the combined company; general economic conditions; and other risks and uncertainties affecting Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc., including those described from time to time under the caption “Risk Factors” and elsewhere in Knight-Swift Transportation Holdings Inc.’s and U.S. Xpress Enterprises, Inc.’s SEC filings and reports, including Knight-Swift Transportation Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, U.S. Xpress Enterprises, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Knight-Swift Transportation Holdings Inc. and U.S. Xpress Enterprises, Inc. caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Knight-Swift Transportation Holdings Inc. or U.S. Xpress Enterprises, Inc. on their respective websites or otherwise. Neither Knight-Swift Transportation Holdings Inc. nor U.S. Xpress Enterprises, Inc. undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.